EXHIBIT 99.1

NYSE MKT: SYRG
Important Cautions Regarding Forward
Looking Statements
This presentation may contain forward-looking statements, within the meaning of the Private Securities Litigation
Reform Act of 1995. The use of words such as "believes," "expects," "anticipates," "intends," "plans," "estimates,"
"should," "likely" or similar expressions, indicates a forward-looking statement. These statements are subject to risks and uncertainties and are based on the beliefs and assumptions of management, and information currently available to management. The actual results could differ materially from a conclusion, forecast or projection in the forward-looking information. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection as reflected in the forward-looking information. The identification in this press release of factors that may affect the company’s future performance and the accuracy of forward-looking statements is meant to be illustrative and by no means exhaustive.
All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Factors that could cause the company’s actual results to differ materially from those expressed or implied by forward-
looking statements include, but are not limited to: the success of the company’s exploration and development efforts; the price of oil and gas; the worldwide economic situation; changes in interest rates or inflation; the ability of the company to transport gas; willingness and ability of third parties to honor their contractual commitments;
the company’s ability to raise additional capital, as it may be affected by current conditions in the stock market and competition in the oil and gas industry for risk capital; the company’s capital costs, which may be affected by delays or cost overruns; costs of production; environmental and other regulations, as the same presently exist or may later be amended; the company’s ability to identify, finance and integrate any future acquisitions; and the volatility of the company’s stock price.

NYSE MKT: SYRG
Key Executives & Board Members
Edward Holloway	William Scaff, Jr.	Frank Jennings	George Seward
President & CEO	Vice President, Director	Chief Financial Officer	Board of Directors
• 30+ Years of Oil and Gas
 Executive Leadership
• Director of Synergy since
 June 2008
• Former Co-Founder, Cache
 Exploration Inc.
• Co-Founder, Petroleum
 Management, LLC and
 Petroleum Exploration &
 Management, LLC
• Past Board Member of
 Denver-Julesburg Petroleum
 Association
• Past President of Colorado
 Oil and Gas Association -
 1990

• 30+ Years of Oil and Gas
 Executive Leadership
• Director of Synergy since
 June 2008
• Former Dresser Industries
 Area Manager and Total
 Petroleum Regional
 Manager
• Co-Founder, Petroleum
 Management, LLC and
 Petroleum Exploration &
 Management, LLC
• Board Trustee of
 Colorado/Wyoming
 Petroleum Marketers
 Association

• 20+ years of accounting and
 finance experience
• Experience in oil and gas
 drilling, services, exploration
 and production
• Joined Synergy full time in
 March 2011
• Five years as CFO of Gold
 Resource Corporation (NYSE
 Amex: GORO)
• 10 years as CPA with
 PriceWaterhouseCoopers in
 Houston
• Four years as audit manager
 with The Walt Disney
 Companies
• MBA from Indiana University

• George Seward was
 appointed as a Director in
 July 2010.
• Mr. Seward co-founded
 Prima Energy in 1980 and
 served as its Secretary until
 2004 when Prima was sold
 to Petro-Canada for $534
 million.
• Significant oil and natural
 gas experience
• Spearheaded leasing effort
 in Nebraska for Synergy.

NYSE MKT: SYRG
Our Leased Acreage *
▪ Area #1 All of our current
 wells both vertical and
 horizontal are in the oil and
 high-liquids portion of the
 Wattenberg Field
 (Niobrara/Codell/J-Sand
 formations)
▪ Area #2 Northern D-J Basin
 acreage is highly
 prospective for horizontal
 Niobrara and horizontal
 Greenhorn
▪ Area #3 Eastern Colorado
 Proven dry gas field,
 economic @ $4/mcf
▪ Area #4 Nebraska acreage
 flanks the Central Kansas
 Uplift; highly prospective
 for Mississippian and
 Pennsylvanian formations
#4 Nebraska
123,000 net (oily)
#3 Eastern Colorado
56,000 net (dry gas)
#1 Wattenberg Field,
CO
~20,000 net
(high liquids)
4
* All lease acreage calculations are approximate
#2 Northern D-J Basin
(Wattenberg Extension Area)
20,040 net (high liquids)

NYSE MKT: SYRG
Fiscal 2014 Accelerated Drilling Budget and
Summary Sources & Uses
5
Net
Net Non-
Total Net
Well Cost
Drilling Budget
Wattenberg Field
Horizontal
20

5

25

4.5
$

112.5
$

Total
26

11

37

122.5
$

Synergy Fiscal 2014 Drilling Program Ending 8/31/2014
Cash and Equivalents
(1)
70

Operated Horizontal Wells
90
$

Estimated Cash Flow From Operations
87.5

Non-Operated Horizontal Wells

Vertical Wells
10

Acquisitions
30

Land Leasing
Total Sources
157.5
$

Total Uses
157.5
$

(1) Includes $19.3 million in cash and short term instruments at May 31, 2013 and portion of cash proceeds from follow on common stock offering closed 6/19/13 and partial exercise of $6 warrants
Sources ($MM)
Uses ($MM)

NYSE MKT: SYRG
Strengths of the Wattenberg Field
• Wattenberg Field is highly defined by over 17,000 vertical wells drilled since the 1970’s
• Synergy has successfully completed 100% of its wells in the
 Wattenberg Field
• Significant upside potential: Multiple pay zones with horizontal wells targeting the Niobrara A, B, & C Benches and Codell
 formation
• Horizontal completion technology has enhanced well returns
• 50 to 100% Internal Rates of Return from Horizontal wells(1)
• Long life production and reserves: 30+ years
• Low lifting costs: Year-to-date $4.32/BOE (9 mos. Ended
 5/31/13)
• Takeaway capacity: Expanding in Rocky Mountain Region
6
“We call it the ‘magic of the short-cycle oil in the U.S. onshore.’ It is the best you can get. If we could find 20 more Wattenbergs, we would probably quit drilling anything else.”
  - John Ford, Manager of Wattenberg Field for Anadarko, Oil & Gas Investor, 3/12
Wattenberg Overview
(1) IRRs are management estimates and are derived from operating experience, offset operator activity, and other published industry information

NYSE MKT: SYRG
Horizontal Drilling
Expands Opportunity
• Advent of horizontal drilling has led to:
 • Enhanced recovery of oil in place by 3 to 6 fold
 over vertical drilling
 • Increased production
 • Reduced costs
 • Mitigated environmental impact
• Completed and brought into production the
 Renfroe Pad consisting of 3 Niobrara B and 2
 Codell wells in September, 2013
• Participated as a non-operator in 17
 horizontal wells in the Wattenberg Field and
 1 Niobrara B well in the Northern DJ (avg.
 working interest ~ 19%)
• Have received over 78 additional
 notifications for horizontal wells from other
 operators of which we have received 23 AFEs
 with average working interest of 5.2%
Horizontal Drilling Allows Multiple Wells on a
Single Pad that Reach Multiple Zones

Single Pad

NYSE MKT: SYRG
First Operated Horizontal Well Pads
Synergy First Operated Wattenberg Well Pads
2
1
2
Renfroe Pad - operated 5 well pad with ~99%
W.I. (first production early September, 2013)
Leffler Pad - operated 6 well pad with ~99%
W.I. (drilling commenced 1Q:FY2014)
PDC
PDC
Noble
Future Long Lateral
Development
PDC
PDC

PDC

NYSE MKT: SYRG
Wattenberg Midstream Ramp-Up

2013
Under Construction
Permit Pending
2014
Permits Submitted
2015
Permits Submitted
Expansion Projects
Current Capacity:
445 MMcf/day
Future Capacity:
1,065 MMcf/d
Additional NGL Capacity
Front Range NGL pipeline expected to add 150-230 Mbo/d - Mont Belvieu access November 2013
140% Capacity
Increase

NYSE MKT: SYRG
Wattenberg Extension Area in the
Northern DJ Basin Overview
Bonanza Creek
Hog Farm Purchase
$10,640 / net acre
Noble - East Pony
Drilled 3 wells on 80 acre spacing
30-day IP: 720 Boe/d
EURs: 345,000 Boe
EOG &
Continental
Synergy Wattenberg Extension Area Overview - ~20,040 Net Acres(1)
1. All offset operator data sources from published
 presentations and acreage positions reflect
 approximations.
Whiting Red Tail Project Razor Well
IP: 861 Boe/d
From Niobrara B
Synergy operated vertical well
to be drilled by 12/31/13
100% working interest
Bill Barrett Corporation
39,920 net acres
Whiting acreage acquisition 32,000
net acres announced
August 2013
Participating with Noble on
horizontal Niobrara well
Participating with Carrizo on 3
extended laterals
Synergy operated D-Sand test well
to be drilled by 12/31/13
35% working interest

NYSE MKT: SYRG
*Oil Weighted Reserve & Production Growth

Average Daily Net Production Per Period (Boe/d)
Proved Reserves: 13.6 Mmboe (2/28/2013) & Total Unrisked Potential of 182.0 Mmboe
Proved Reserves (2/28/2013) and Unrisked Potential
0
500
1,000
1,500
2,000
2,500
3,000
2010
2011
2012
Q1:13A
Q2:13A
Q3:13A
Q4:13E
2,256
2,067
1,658
1,152
452
122
Wells
Per 640
Net
Well
Spacing
(1)
Total
Potential
Per Well
EUR
(1)
Unrisked
Potential
Wattenberg Field (4,500 ft. Laterals)
Niobrara B Bench - Hz
9

20,000

71

281

80%
224

325

72.8

Niobrara A Bench - Hz
2
20,000

320

62

80%
49

325

15.9

Niobrara C Bench - Hz
4

20,000

160

125

80%
100
325

32.5

(2)
Northern Extension (4,500 ft. laterals)
(1) EURs and unrisked potential are management estimates based on experience in Wattenberg and publicly available information from other industry participants.
(2) Codell net acres subtracts net vertical wells already drilled on 20 acre spacing.
13.6
13.6
72.8
15.9
32.5
42.0
22.5
-
20
40
60
80
100
120
140
160
180
200
Proved (Mmboe)
Total Upside
Northern
Extension
Codell
C Bench
A Bench
B Bench
Proved + Unrisked
Potential:
199.3 MMboe
* Management believes the Wattenberg Field acreage will support between 16 and 26 horizontal wells per 640 acres on a fully developed basis and have used a mid-point of 21 wells for illustrative purposes

NYSE MKT: SYRG
1P Reserve Growth by Year (PV-10)

NYSE MKT: SYRG
Revenue and EBITDA Growth
Oil
Gas
NGL
13
Average Sales Price per Quarter
	4Q Aug-11	1Q Nov-11	2Q Feb-12	3Q May-12	4Q Aug-12	1Q Nov-12	2Q Feb-13	3Q May-13
Oil (Bbls)	$ 89.91	$ 83.03	$92.33	$91.21	$82.89	$81.03	$84.20	$83.98
Gas & Liquids (Mcf)	$ 6.22	$ 5.23	$4.09	$3.62	$2.82	$4.27	$4.77	$4.76
NGL Premium (%)	39%	41%	41%	48%	15%	35%	32%	34%
$38.3M
**
* MRQ = Most Recent Quarter **TTM = Trailing Twelve Months Generated 74% EBITDA margin on revenues

NYSE MKT: SYRG
Fully Funded
2014 CAPEX
Budget
Fiscal 2014 budget of ~$157.5 million to drill/participate in horizontal and vertical wells, additional lease hold, and acquisitions in the Wattenberg Field is fully funded with cash on hand and projected free cash flow from revenues.
~20,040 net acres in the Wattenberg Extension area in the Northern DJ
Basin provides additional +125 net total locations and +22.5 Mmboe of un-risked potential(1)
Borrowing base increased to $75 million from $47 million on 6/4/13. Current liquidity of $39 million(2) on borrowing base as of August 31, 2013.
To date, operated 80% of our Wattenberg Field wells. Allows for control over timing and production, operating, and administrative costs.
Company Highlights & Key Takeaways
14
Senior management has an average of 30+ years of Wattenberg experience and have owned and operated over 300+ DJ Basin wells. Management and
Directors own ~17%(3)  of the Company including options.
1. Management estimates. Derivation of unrisked potential provided on slide 11. 2. $36 million outstanding as of 8/31/13. Pro forma for recent equity offering.
.
Significant
Exposure to
Wattenberg
Field
~20,000 net acres in the oil and liquids portion of the Wattenberg Field in
Weld County, CO. 608 net total locations - 163 Mmboe of un-risked potential(1). 34 horizontal permits approved and 41 currently in process.

NYSE MKT: SYRG
Appendix

NYSE MKT: SYRG
Iowa
New Mexico
Kennedy Basin
DJ Basin
Central Kansas
Basin
Forest City
Basin
Cherokee Basin
Morgan
Weld
Washington
Laramie
Kimball
Banner
Logan
Phillips
Powder River
Basin
Chase
Hitchcock
Hay
s
Red
Willow
Frontier
Salina Basin
Richardso
n
Missouri
Hugoton Embayment
Wyoming
16
Mississippian & Pennsylvanian Plays Moving North
Current Pennsylvanian
Horizontal Test Wells
Credo Petroleum Corp.
Pennsylvanian Vertical
Well Initial Production
218 BOPD

NYSE MKT: SYRG
Multiple Stacked Play
Nebraska Acreage Multiple Stacked Play
• 123,000 net acres in Nebraska that is highly prospective for Upper
 Pennsylvanian, Cherokee and Mississippian Lime
• Historical production from vertical wells
• Multiple stacked oil play
• Long term leases (7+ years average remaining term)
• Apache views this as an extension of their horizontal oil play
• Majors pursuing acres: i.e., Apache Corp. (NYSE:APA) acquired
 580,000 net acres in Nebraska & Kansas
Chase County,
NE
Chase County,
NE
48,321 net (oily)
48,321 net (oily)
Dundy County,
NE
Dundy County,
NE
23,751 net (oily)
23,751 net (oily)
Hayes County,
NE
Hayes County,
NE
43,920 net (oily)
43,920 net (oily)
Hitchcock
County, NE 2,492
net (oily)
Hitchcock
County, NE 2,492
net (oily)
Type Log

NYSE MKT: SYRG
Key Stats: SYRG (NYSE MKT)
Stock Price (9/12/13)
$10.00
52 Week High/Low
$10.18-$3.11
Shares Outstanding
71.95 M
Public Float
54.6M
Warrants Outstanding
7 M
Options Outstanding
1.8 M
Avg. Daily Vol. (3 month)
592,000
Market Capitalization
$719M
Institutional Holdings
42%
Insider Holdings, est.
17%
Total Capital Raised (net)
$154.4 M
Revenue (ttm)	$38.2 M
Net Income (ttm)	$10.53 M
EPS (ttm)	$0.20
Cash & STI (pf)	$ 96.6 M
Total Assets (pf)	$269.7 M
Long Term Debt (pf)	$44.5 M
Current Credit Facility	$150 M
Borrowing Base	$75.0 M
Fiscal 2014 CAPEX	$157 M
Founded	2008
Fiscal Year End	August 31
18
Sources: Capital IQ, SEC, Thomson Reuters, Company estimates ttm = trailing twelve months; pf = pro-forma disclosure incorporates data from most recent quarter and recent financing transactions; STI=
short term investments

NYSE MKT: SYRG
Capitalization

NYSE MKT: SYRG
• Total CAPEX Budget of $157.5 million
 • $90 million to drill 20 net new horizontal wells as operator
 • $22.5 million to participate in 5 net non-operated horizontal wells
 • $10 million for 12 vertical wells
 • $30 million for acquisitions
 • $5 million for land leasing
 • CAPEX will be funded with cash on hand and cash flow from operations
2014 CAPEX Budget

NYSE MKT: SYRG
Hedging Summary
• The company’s commodity derivative contracts as of July 15, 2013 are summarized below:

NYSE MKT: SYRG
Board of Directors
Edward Holloway •Synergy Resources President & CEO •Director since June 2008 •30+ years of Oil and Gas Executive Leadership •Co-Founder of Cache Exploration & Petroleum Management	Bill Conrad •Independent director since May 2005 •Former President of Wyoming Oil & Gas •Involved in the oil & gas industry for over 20 years
William Scaff, Jr. •Synergy Resources Executive Vice President •Director since June 2008 •30+ years of Oil & Gas Executive Leadership •Co-Founder of Petroleum Management	Rick Wilber •Independent director since June 2008 •Board member of Ultimate Software Group, Inc. (ULTI - NASDAQ) •Private Investor and Consultant to numerous start up and early stage companies
George Seward •Director since July 2010 •Co-Founded Prima Energy in 1980, sold to Petro-Canada in 2004 for $534 million •Significant oil and gas experience	R.W. “Bud” Noffsinger, III •Independent director since September 2009 •President &CEO of RWN3 •Former Chief Credit Officer for First Western Trust Bank
Raymond McElhaney •Independent director since May 2005 •Co-Founded & current president of MCM Capital Management •Former Founder and President of Spartan Petroleum and Exploration

NYSE MKT: SYRG
Sell-Side Research Coverage
Firm	Analyst
Brean Capital	Jeff Connolly
Cannacord Genuity	Stephen Berman
Euro Pacific Equities	Joel Musante, CFA
Global Hunter Securities	Mike Kelly
Johnson Rice & Co.	Welles Fitzpatrick
Iberia Capital Partners	David Beard, CFA
Key Banc	Jack Aydin
Northland Capital Markets	Jared Lewis
Sidoti & Co.	Gabriel Daoud
SunTrust Robinson Humphrey	Ryan Oatman
Wunderlich Securities	Irene Haas
Please note that any opinions, estimates or forecasts regarding Synergy Resources performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Synergy Resources or its management. Synergy Resources does not by its reference above imply its endorsement of or concurrence with such information, conclusions or recommendations. This list includes analysts currently known by Synergy Resources to follow the company, but may not be complete and may change as firms add or delete coverage. Synergy Resources does not undertake any duty to update this information or any information provided by third parties.
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